                                                                   EXHIBIT 10.40

                                 AMENDMENT NO. 2
                                       TO
                             NOTE PURCHASE AGREEMENT

         This AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this "Amendment"), dated as of December 20, 2002, is made by and among each of QUANTA SERVICES, INC., a Delaware corporation (the "Company") and each of the institutions listed on Annex 1 hereto (such institutions being collectively referred to as the "Noteholders").

                                   BACKGROUND

         1. The Company and certain of the Noteholders are parties to that certain Note Purchase Agreement (the "Original Note Purchase Agreement"), dated as of March 1, 2000, that provides, among other things, for the sale by the Company and the purchase by certain of the Noteholders of up to (a) Seventy-Three Million Dollars ($73,000,000) in aggregate principal amount of the Company's 8.46% Series 2000-A Senior Secured Notes, Tranche 1, due March 1, 2005 (the "Series A-1 Notes"), (b) Forty-One Million Five Hundred Thousand Dollars ($41,500,000) in aggregate principal amount of the Company's 8.55% Series 2000-A Senior Secured Notes, Tranche 2, due March 1, 2007 (the "Series A-2 Notes") and
(c) Thirty-Five Million Five Hundred Thousand Dollars ($35,500,000) in aggregate principal amount of the Company's 8.61% Series 2000-A Senior Secured Notes, Tranche 3, due March 1, 2010 (the "Series A-3 Notes" and, collectively with the Series A-1 Notes and the Series A-2 Notes, the "Series A Notes"). All of the Series A Notes are currently outstanding.

         2. The Original Note Purchase Agreement has been supplemented in certain respects pursuant to a First Supplement to Note Purchase Agreement (the "First Supplement" and, together with the Original Note Purchase Agreement, the "Supplemented Note Purchase Agreement"), dated as of September 1, 2000, by and among the Company and certain of the Noteholders, that provides, among other things, for the sale by the Company and the purchase by certain of the Noteholders of up to (a) Thirty Million Dollars ($30,000,000) in aggregate principal amount of the Company's 8.01% Series 2000-B Senior Secured Notes, Tranche 1, due September 1, 2005 (the "Series B-1 Notes"), (b) Five Million Dollars ($5,000,000) in aggregate principal amount of the Company's 8.06% Series 2000-B Senior Secured Notes, Tranche 2, due September 1, 2006 (the "Series B-2 Notes") and (c) Twenty-Five Million Dollars ($25,000,000) in aggregate principal amount of the Company's 8.29% Series 2000-B Senior Secured Notes, Tranche 3, due September 1, 2010 (the "Series B-3 Notes" and, collectively with the Series B-1 Notes and the Series B-2 Notes, the "Series B Notes" and the Series B Notes, together with the Series A Notes, the "Notes"). All of the Series B Notes are currently outstanding.

         3. The Supplemented Note Purchase Agreement and the Notes were amended in certain respects pursuant to that Amendment No. 1 to Note Purchase Agreement, dated as of August 12, 2002 among the Company and the Noteholders ("Amendment No. 1" and the Supplemented Note Purchase Agreement as amended by Amendment No. 1, the "Existing Note Purchase Agreement").

         4. The Company and the Noteholders wish to amend the Existing Note Purchase Agreement.

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

         NOW, THEREFORE, in order to induce the Noteholders to amend the Existing Note Purchase Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company agrees with the Noteholders as follows:

SECTION 1.        DEFINED TERMS.

         All capitalized terms used, but not specifically defined, in this Amendment have the respective meanings assigned to them in the Existing Note Purchase Agreement.

SECTION 2.        WARRANTIES AND REPRESENTATIONS.

         The Company warrants and represents to each Noteholder that as of the date of this Amendment and as of the Second Amendment Effective Date (as defined in Section 3):

         2.1 CORPORATE ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to transact the business it transacts and proposes to transact, to execute and deliver this Amendment and to perform the provisions hereof.

         2.2 NO MATERIAL ADVERSE CHANGE. Since December 31, 2001, except as disclosed in writing to the Noteholders, there has been no change in the business, operations, affairs, financial condition, assets or properties of the Company except for

                  (a) changes in general, economic, market and industry conditions that are generally applicable to the Company and all other Persons that are in the same or similar businesses as the Company and are similarly situated, and

                  (b)      changes in the ordinary course of business,

that in the aggregate for all such changes, could not reasonably be expected to have a Material Adverse Effect.

         2.3 FULL DISCLOSURE. Each written statement and all written materials furnished by, or on behalf of, the Company to the Noteholders pursuant to Sections 7.1 and 7.2 of the Existing Note Purchase Agreement, taken as a whole, and each written statement and all written materials furnished by, or on behalf of, the Company to the Noteholders in connection with this Amendment, taken as a whole, do not contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein not misleading in light of the circumstances made. There is no fact known to the Company which the Company has not disclosed to the Noteholders in writing which could reasonably be expected to have a Material Adverse Effect.

         2.4 TRANSACTION IS LEGAL AND AUTHORIZED. The execution and delivery of this Amendment by the Company, the consummation of each of the transactions contemplated by this Amendment and the compliance by the Company with all the provisions of this Amendment:

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                  (a)      are within the corporate powers of the Company;

                  (b)      are in compliance with applicable law;

                  (c) do not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Company under the provisions of, any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company; and

                  (d) do not conflict with, result in any material breach of any of the provisions of, constitute a material default under, or result in the creation of any Lien not permitted by Section 10.5 of the Existing Note Purchase Agreement upon any property of the Company under the provisions of, any agreement, indenture, charter instrument, bylaw or other constitutive document or instrument to which it is a party or by which it or any of its property is bound.

         2.5 AMENDMENT IS ENFORCEABLE. This Amendment is a legal, valid and binding and enforceable obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally and the application of general equitable principles.

         2.6 NO DEFAULTS. The Company is not in violation in any respect of any term in any agreement or other instrument to which it is a party or by which it or any of its property may be bound, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.7      PENDING LITIGATION.

                  (a) There are no proceedings, actions or investigations pending, or to the knowledge of the Company, threatened against or affecting the Company in any court or before any Governmental Authority or arbitration board or tribunal that, in the aggregate for all such proceedings, actions and investigations, could reasonably be expected to have a Material Adverse Effect.

                  (b) The Company is not in default with respect to any judgment, order, writ, injunction or decree of any court, Governmental Authority, arbitration board or tribunal that, in the aggregate for all such defaults, could reasonably be expected to have a Material Adverse Effect.

         2.8 COMPLIANCE WITH LAW. The Company is not in violation of any law, ordinance, governmental rule or regulation to which it is subject, except for such violations that, in the aggregate for all such violations, could not reasonably be expected to have a Material Adverse Effect.

         2.9 NO DEFAULTS. After giving effect to this Amendment, no Default or Event of Default will exist.

SECTION 3.        CONDITIONS PRECEDENT.

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

         This Amendment shall have no effect until all of the following conditions precedent shall have been fulfilled (such time of effectiveness being herein referred to as the "Second Amendment Effective Date"):

                  (a) WARRANTIES AND REPRESENTATIONS TRUE. After giving effect to this Amendment, the warranties and representations set forth in the Existing Note Purchase Agreement and in Section 2 to this Amendment shall be true in all material respects (unless specifically limited to an earlier date, in which case, such representations and warranties were true as of such date).

                  (b) NO PROHIBITED ACTION. No Default or Event of Default shall exist after giving effect to, the consummation of the transactions contemplated by this Amendment.

                  (c) CONSENT OF NOTEHOLDERS. The Company and each of the Noteholders shall have executed this Amendment.

                  (d) PAYMENT OF NOTEHOLDER FEES AND EXPENSES. The Company shall have paid all fees and expenses of the Noteholders incurred in connection with Amendment No. 1 and this Amendment for which invoices have been delivered, including the fees and expenses of Bingham McCutchen.

                  (e) OFFICERS' CERTIFICATE. Each Noteholder shall have received a written certificate signed by an officer of the Company acceptable to the Required Holders as to (i) the absence of any action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to materially and adversely affect (A) the financial condition of the Company and its Subsidiaries, taken as a whole, or (B) the ability of the Company and its Subsidiaries to perform their respective obligations under the Existing Note Purchase Agreement, the Notes or the Security Documents, as amended by this Amendment, (ii) the absence of a material breach of any representation or warranty of the Company set out in the Existing Note Purchase Agreement, the Notes or the Security Documents, and (iii) the existence of no Default or Event of Default, after giving effect to this Amendment.

                  (f) FIRST RESERVE FUNDING. The First Reserve Fund IX, L.P. shall have purchased capital stock of the Company for an aggregate purchase price of approximately $72,900,000, and such purchase price shall be contemporaneously paid.

                  (g) AMENDMENT OF BANK CREDIT AGREEMENT. A Ninth Amendment to the Third Amended and Restated Secured Credit Agreement among the Company, as Borrower, the Financial Institutions party thereto, as Lenders, Bank of America, N.A., as Administrative Agent, and the other agents named therein (as amended, the "Bank Credit Agreement") shall have been entered into by the Company and the Majority Lenders (as such term is defined in the Bank Credit Agreement), shall contain terms satisfactory to the Noteholders, and shall be in full force and effect, subject only to the effectiveness of this Amendment.

                  (h) GUARANTORS' CONSENT. The Guarantors shall have executed and delivered the Consent attached hereto as Attachment A.

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                  (i) AMENDMENT FEE. The Company shall have paid to each Noteholder an amendment fee equal to .375% of the aggregate principal amount of such Noteholder's currently outstanding Notes.

                  (j) PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the execution and delivery of this Amendment and the transactions contemplated hereby shall be satisfactory to the Noteholders and their special counsel.

SECTION 4.        AMENDMENTS TO AMENDMENT NO. 1.

         Sections 4.3 and 4.4 of Amendment No. 1 are deleted in their entirety.

SECTION 5.        AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENT.

         5.1 Section 7.1(h) of the Existing Note Purchase Agreement is hereby amended by deleting the phrase "so long as any Event of Default shall exist under the Bank Credit Agreement," appearing in lines 1 and 2 thereof.

         5.2 Article 7 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 7.4:

                  "Section 7.4 Notice of Interest Rate Changes. Within sixty
                  (60) days after the end of each of the first three quarterly fiscal periods in each fiscal year and ninety (90) days after the end of the fourth quarterly fiscal period in each fiscal year, the Company shall provide each Noteholder with a calculation of the Applicable Margin for such quarterly fiscal period, which, in the case of the first three fiscal quarters of each fiscal year, may be included in the compliance certificate required by Section 7.2(a) of the Existing Note Purchase Agreement."

         5.3      The definition of "Remaining Scheduled Payments" contained in
Section 8.6 of the Existing Note Purchase Agreement and Section 5(b) of the First Supplement is hereby amended by adding the following sentence to the end thereof:

                  "For the purposes of calculating all Make-Whole Amounts due under this Agreement, interest shall be deemed to (i) accrue at all times at the Base Rate applicable to such Note, and
                  (ii) be payable semiannually on the first day of January and July of each year."

         5.4 Article 8 of the Existing Note Purchase Agreement is hereby amended by adding the following new Section 8.8:

                  "Section 8.8 Special Prepayment of Principal. The Company shall apply at the times required by the Bank Credit
                  Agreement:

                  (a) one hundred percent (100%) of the net cash proceeds from collections of that portion of any accounts receivable owed by account debtors previously specified in writing to the Noteholders that have been written off as uncollectable and which are included in the definition of "Permitted Charges",

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                  (b) one hundred percent (100%) of the net cash proceeds of asset sales made pursuant to Section 10.7(d),

                  (c) one hundred percent (100%) of the net cash proceeds of asset sales in excess of $5,000,000 during each fiscal year made pursuant to Section 10.7(e),

                  (d) one hundred percent (100%) of the net cash proceeds of any sale or issuance of common or preferred stock or other equity interests of the Company (other than the First Reserve Funding), and

                  (e) one hundred percent (100%) of the net cash proceeds of Funded Debt (as such term is defined in the Bank Credit Agreement as in effect on the Second Amendment Effective Date) in excess of $15,000,000 referred to in Section 2.10(c)(i) of such Bank Credit Agreement.

                  in each case, to prepayment of the principal amount of the Notes and the Debt under the Bank Credit Agreement, pro-rata, based upon the Bank Lenders' (as such term is defined in the Bank Credit Agreement) Commitment Amount at such time and the aggregate outstanding principal amount of the Notes at such time. Make-Whole Amounts shall be due and payable, from such proceeds, with respect to any such prepayment of Notes under this Section 8.8. Amounts paid to the Noteholders pursuant to this Section 8.8 shall be applied first to the applicable Make-Whole Amount and the remainder to the principal amount of the Notes. For purposes of this Section 8.8, "net cash proceeds" shall mean all cash proceeds of such sale, other disposition or issuance net of usual and customary transaction costs and expenses actually incurred in connection with such sale, disposition or issuance.

         5.5 Section 10.1 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.1 Minimum Consolidated Net Worth. Prior to June 30, 2004, the Company will maintain a minimum Consolidated Net Worth of not less than an amount equal to the sum of (a) 90% of Consolidated Net Worth as of June 30, 2002 (determined without giving effect to any adjustments made in accordance with FAS 142 and FAS 144), plus (b) for each fiscal quarter ended after June 30, 2002, commencing with the fiscal quarter ended September 30, 2002, the sum of (i) an amount equal to 75% of Consolidated Net Income for such fiscal quarter, if positive, plus (ii) an amount equal to 100% of the amount of any equity issuance by the Company, including equity issued in a secondary offering or equity issued to acquire another entity in an Acquisition, minus (iii) any distributions to shareholders of any Subchapter S corporation acquired in an Acquisition as a result of operations of such corporation prior to the closing of the Acquisition, minus (iv) Permitted Charges referenced in clauses (a) and (b) of such definition which are applicable to such period, minus (v) charges taken in accordance with FAS 142 and FAS 144 in conformity with GAAP at any time during the period from June 30, 2002 to and including June 30, 2004, which do not exceed $850,000,000 in the aggregate, and minus (vi) the non-cash charges related to the Company's Stock Option Program or Stock Compensation Plan required to be taken pursuant to GAAP. Increases in Consolidated Net Worth required after June 30, 2002 shall be appropriately adjusted to eliminate any adverse effects on the Consolidated Net

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

         Worth of the Company occasioned by the expensing of Make-Whole Amounts paid pursuant to Section 8.8. Subsequent to June 30, 2004, the foregoing provisions of this Section 10.1 shall continue to be applicable in all respects except that the percentage of Consolidated Net Income required to be added each quarter shall be reduced from 75% to 50%."

         5.6 Section 10.2 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.2. Limitation on Consolidated Debt. The Company will not, as of the final day of any period of four consecutive fiscal quarters of the Company ending at any time during any period specified below, permit the ratio of Funded Debt at such time to EBITDA for the trailing four quarter period (in each case for the Company and its Subsidiaries on a consolidated basis) to be greater than the ratio set forth below opposite such period:

-------------------------------------------------------------------------
                 PERIOD                                          RATIO
-------------------------------------------------------------------------
September 30, 2002                                           4.30 to 1.00
-------------------------------------------------------------------------
October 1, 2002 through December 31, 2002                    4.25 to 1.00
-------------------------------------------------------------------------
January 1, 2003 through March 31, 2003                       4.70 to 1.00
-------------------------------------------------------------------------
April 1, 2003 through June 30, 2003                          4.40 to 1.00
-------------------------------------------------------------------------
July 1, 2003 through September 30, 2003                      3.90 to 1.00
-------------------------------------------------------------------------
October 1, 2003 and at all times thereafter                  3.60 to 1.00"
-------------------------------------------------------------------------

         5.7 Section 10.4 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.4. Minimum Interest Coverage Ratio. The Company will not, for any period of four consecutive fiscal quarters of the Company ending at any time during any period specified below, permit the Minimum Interest Coverage Ratio to be less than the ratio set forth below opposite such period:

-------------------------------------------------------------------------
                 PERIOD                                          RATIO
-------------------------------------------------------------------------
September 30, 2002                                           2.40 to 1.00
-------------------------------------------------------------------------
October 1, 2002 through December 31, 2002                    1.80 to 1.00
-------------------------------------------------------------------------
January 1, 2003 through March 31, 2003                       1.35 to 1.00
-------------------------------------------------------------------------
April 1, 2003 through June 30, 2003                          1.55 to 1.00
-------------------------------------------------------------------------
July 1, 2003 through September 30, 2003                      2.10 to 1.00
-------------------------------------------------------------------------
October 1, 2003 through June 30, 2004                        2.30 to 1.00
-------------------------------------------------------------------------
July 1, 2004 and at all times thereafter                     2.50 to 1.00"
-------------------------------------------------------------------------

         5.8 Section 10.7 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                  "Section 10.7. Sale of Assets. The Company will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any of the assets of the Company and its Subsidiaries; except for:

                  (a) transfers of inventory in the ordinary course of business;

                  (b) retirement or replacement of assets (with assets of equal or greater value) in the ordinary course of business;

                  (c) transfers of any assets (i) to the Company or a Guarantor, (ii) to a non-domestic Subsidiary of the Company not to exceed $5,000,000 in the aggregate, and (iii) among the Company and any of its domestic subsidiaries;

                  (d) sales, transfers or conveyances of accounts receivable for fair and adequate consideration and for cash; provided that all proceeds from the sale, transfer or conveyance of such assets are applied in accordance with
                  Section 8.8(b); and

                  (e) dispositions of assets having a book value not in excess of (i) $50,000,000 in the aggregate during the period from August 12, 2002 through June 14, 2004, and (ii) $50,000,000 in any period of twelve (12) consecutive months during the period from June 15, 2004, through September 1, 2010; provided that the aggregate net book value of all asset dispositions during the period June 15, 2004 through September 1, 2010 shall not exceed $150,000,000; and provided further that such proceeds received on and after August 12, 2002 shall be applied in accordance with Section 8.8(c)."

         5.9 Section 10.11 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.11. Maximum Senior Debt to EBITDA. The Company will not, as of the final day of any period of four consecutive fiscal quarters of the Company ending at any time during any period specified below, permit the ratio of Senior Debt at such time to EBITDA for the trailing four quarter period (in each for the Company and its Subsidiaries on a consolidated basis) to be greater than the ratio set forth below opposite such period:

-------------------------------------------------------------------------
                 PERIOD                                          RATIO
-------------------------------------------------------------------------
September 30, 2002                                           3.10 to 1.00
-------------------------------------------------------------------------
October 1, 2002 through December 31, 2002                    2.65 to 1.00
-------------------------------------------------------------------------
January 1, 2003 through March 31, 2003                       2.95 to 1.00
-------------------------------------------------------------------------
April 1, 2003 through June 30, 2003                          2.75 to 1.00
-------------------------------------------------------------------------
July 1, 2003 through September 30, 2003                      2.45 to 1.00
-------------------------------------------------------------------------
October 1, 2003 through June 30, 2004                        2.30 to 1.00
-------------------------------------------------------------------------
July 1, 2004 and thereafter                                  2.75 to 1.00"
-------------------------------------------------------------------------

         5.10 Section 10.13 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                  "Section 10.13. Limitation on Acquisitions. (a) Neither the Company nor any Subsidiary shall make any Acquisitions except as permitted by subsections (b) and (c) of this Section 10.13.

                  (b) Commencing on the latest of May 15, 2003, the date the Company files its Form 10-Q for the quarter ended March 31, 2003 with the Securities and Exchange Commission or the date the Company delivers the certificate and other documents required by Section 6.6 of the Bank Credit Agreement for the fiscal quarter ending March 31, 2003, the Company and its Subsidiaries may make Acquisitions as long as (i) the aggregate cash consideration paid with respect to all such Acquisitions shall not exceed 75% of the net cash proceeds realized by the Company from the First Reserve Funding, (ii) after giving pro forma effect to each such Acquisition no Default of Event of Default would exist, (iii) the Company has provided to each Noteholder, prior to the closing of each such Acquisition, a projection of the Company's financial statements after giving pro forma effect to such Acquisition as well as a copy of the acquired company's most recent audited financial statements (if such audited financial statements have been prepared) and (iv) the aggregate cash consideration paid by the Company for all Acquisitions consummated after December 20, 2002 and prior to June 30, 2004 does not exceed $85,000,000 less the amount of Indebtedness incurred to fund such Acquisitions under Section 10.16(c).

                  (c) Commencing on the latest of May 15, 2003, the date the Company files its Form 10-Q for the quarter ended March 31, 2003 with the Securities and Exchange Commission or the date the Company delivers the certificate and other documents required by Section 6.6 of the Bank Credit Agreement for the fiscal quarter ending March 31, 2003, the Company and its Subsidiaries may make Acquisitions in addition to those permitted by subsection (b) above with the remainder of the net cash proceeds realized by the Company from the First Reserve Funding so long as (i) at least 2/3 of the consideration paid with respect to each such Acquisition is paid in shares of the Company's common stock and no more than 1/3 of the consideration paid with respect to such Acquisition is paid in cash, (ii) after giving pro forma effect to each such Acquisition no Default of Event of Default would exist, (iii) the Company has provided to each Noteholder, prior to the closing of each such Acquisition, a projection of the Company's financial statements after giving pro forma effect to such Acquisition as well as a copy of the acquired company's most recent audited financial statements (if such audited financial statements have been prepared) and (iv) the aggregate cash consideration paid by the Company for all Acquisitions consummated after December 20, 2002 and prior to June 30, 2004 does not exceed $85,000,000 less the amount of Indebtedness incurred to fund such Acquisitions under Section 10.16(c).

                  (d) Neither the Company nor any Subsidiary shall incur any Debt to any seller in any Acquisition other than Debt permitted by
         Section 10.16(c).

         5.11 Section 10.14 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.14. Limitation on Restricted Payments. The Company shall make no Restricted Payment prior to September 21, 2005 other than
         (i) cash dividends in respect of the Company's preferred stock not to exceed $1,000,000 during any fiscal year of the Company, (ii) if the Company has declared a stock split in respect of its common stock, cash distributions in lieu

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT
         of issuing fractional shares of capital stock which would otherwise result from a stock split and (iii) repurchases of common stock of the Company from officers, directors, and employees pursuant to the Company's Stock Option Plan or Stock Compensation Program to pay withholdings in respect of taxes owed by recipients as a result of grants of stock options and stock compensation thereunder so long as the Company's performance of its obligations under such Stock Option Plan or Stock Compensation Program cannot reasonably be expected to have a material negative impact on projected cash flows."

         5.12 Section 10.15 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.15. Capital Expenditures Limitation. (a) Neither the Company nor any of its Subsidiaries shall make or commit to make Capital Expenditures greater than (i) $60,000,000 in each of fiscal years 2002 and 2003 and (ii) $50,000,000 in fiscal year 2004 and (iii) $85,000,000 in any fiscal year thereafter.

                  (b) In addition to the annual limits under subsection (a) of this Section 10.15, if the Company executes an eligible contract, then the Company may make Capital Expenditures in respect of such contract in an amount equal to the lesser of (i) the actual amount required by such contract, and (ii) $30,000,000, provided that, (A) in respect of each such contract, Capital Expenditures not made within 12 months after the date of such contract shall be applied against the annual limits under subsection (a) of this Section 10.15 and (B) Capital Expenditures under this Section 10.15(b) may not exceed $30,000,000 in the aggregate in any fiscal year. Upon execution of each eligible contract, the Company shall promptly deliver a copy of such contract to each Noteholder, together with a summary of the Capital Expenditures required by such contract in form and detail acceptable to the Noteholders. As used in this Section 10.15(b), "eligible contract" means, a utility outsourcing contract with revenues to the Company of at least $30,000,000 during any 12 consecutive month period prior to 18 months after execution of such contract."

         5.13 Section 10.16 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 10.16. Additional Indebtedness. Prior to the earlier of June 30, 2004 or any refinancing of the Bank Credit Agreement, the Company and its Subsidiaries shall not incur, assume or suffer to exist any Debt (including, without limitation, any Guaranty), except:

                  (a) Debt, not to exceed $250,000,000, issued pursuant to the Bank Credit Agreement and the other Credit Documents (as such term is defined in the Bank Credit Agreement as in effect on the Second Amendment Effective Date) executed by the Company and it's Subsidiaries in connection therewith;

                  (b) unsecured intercompany loans and advances from the Company to any of its Subsidiaries and unsecured intercompany loans and advances from any of such Subsidiaries to the Company or any other Subsidiaries of the Company;

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

                  (c) unsecured Debt to a seller incurred in connection with an Acquisition, provided that (x) such Debt is subordinated to the Notes upon terms reasonably acceptable to the Required Holders, (y) such Debt contains covenants no more restrictive than the covenants contained in this Agreement and standstill provisions reasonably acceptable to the Required Holders and (z) no payments may be made thereon if a Default or Event of Default would exist as a result of any such payment;

                  (d) Debt under any Interest Rate Protection Agreements (as such term is defined in the Bank Credit Agreement as in effect on the Second Amendment Effective Date) entered into to protect the Company against fluctuations in interest rates and not for speculative purposes;

                  (e) Debt not to exceed $400,000,000 at any time under the Notes and this Agreement,

                  (f) Debt incurred in connection with Subordinated Debt Investments (as such term is defined in the Bank Credit Agreement as in effect on the Second Amendment Effective Date), including any convertible Subordinated Debt Investment not to exceed $300,000,000 (which amount includes Debt under the Convertible Subordinated Notes (as such term is defined in the Bank Credit Agreement as in effect on the Second Amendment Effective Date)), in the aggregate, on terms subordinated in right of payment and collection to, and with a maturity date beyond the maturity date of, the Notes and otherwise on terms acceptable to the Required Holders; and

                  (g) other Debt not included within subsections (a) through (e) above, provided that such Debt shall not exceed, at any one time outstanding, an amount equal to 8.5% of Consolidated Net Worth as of the end of the immediately preceding fiscal quarter (without taking into account adjustments to the determination of Consolidated Net Worth in accordance with SFAS 142 in accordance with GAAP)."

         5.14 Schedule B of the Existing Note Purchase Agreement is hereby amended by modifying each of the following definitions to read in its entirety as follows:

                  ""CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense of the Company and its Subsidiaries on a consolidated basis for such period in connection with Debt, including, without limitation, all Make-Whole Amounts paid in connection with the prepayment of the Notes during such period.

                  "EBIT" means, for any period, on a trailing four fiscal quarter basis, the sum of Consolidated Net Income plus, without duplication, each of the following to the extent actually deducted in determining Consolidated Net Income: (a) Consolidated Interest Expense;
         (b) provisions for taxes based on income or revenues; (c) provisions made in accordance with FAS 142 and FAS 144 which, together with all other charges theretofore taken in connection with FAS 142 and FAS 144, do not exceed $850,000,000 in the aggregate; (d) to the extent applicable, Permitted Charges; and (e) non-cash charges related to the Company's stock option program or stock compensation plan as required to be taken pursuant to GAAP, in each case calculated on a consolidated basis for the Company and its Subsidiaries and as determined in accordance with

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

         GAAP."

                  "EBITDA" means, for any period, on a trailing four fiscal quarter basis (using the historical financial results of any business acquired in an Acquisition through the Second Amendment Effective Date, to the extent applicable, all on a pro forma basis, consistent with SEC regulations), the sum of Consolidated Net Income plus, without duplication, each of the following to the extent actually deducted in determining Consolidated Net Income: (a) Consolidated Interest Expense;
         (b) provisions for taxes based on income or revenues; (c) the amount of all depreciation and amortization expense deducted in determining Consolidated Net Income; (d) charges taken in accordance with FAS 142 and FAS 144 which, together with all other charges theretofore taken in connection with FAS 142 and FAS 144, do not exceed $850,000,000 in the aggregate; (e) without duplication, Permitted Charges; and (f) without duplication, Non-Cash Charges, all calculated on a consolidated basis for the Company and its Subsidiaries and as determined in accordance with GAAP. Upon the consummation of any Acquisition after the Second Amendment Effective Date, EBITDA may be calculated, subject to the immediately following sentence, using a calculation which (y) includes the historical financial results of the acquired business on a pro forma trailing four fiscal quarter basis (consistent with SEC regulations), and (z) assumes that the consummation of such Acquisition (and the incurrence, refinancing, or assumption of any Debt in connection with such Acquisition) occurred on the first day of the trailing four fiscal quarter period. The foregoing adjustment to EBITDA to take into account an Acquisition may only be made if the balance sheet and statements of income, retained earnings, and cash flows of the acquired Person (or the Person from whom the assets, securities or other equity interests were acquired), are in compliance with SEC regulations and requirements regarding the preparation and presentation of historical financial information and pro forma financial information."

                  "MINIMUM INTEREST COVERAGE RATIO" means, for any period, on a trailing four fiscal quarter basis, the ratio of (a) EBIT, to (b) the sum of Consolidated Interest Expense (excluding any Make-Whole Amount paid in connection with asset sales which result in a mandatory prepayment on the Senior Notes), plus the amount of any dividend or distribution recognized in respect of the Preferred Stock, determined in accordance with GAAP during such period."

                  "PERMITTED CHARGES" means, for any period, on a trailing four fiscal quarter basis, expenses, write-offs or losses, which in each case have been (a) paid, incurred or realized on or before June 30, 2003, (b) disclosed to the Required Holders in such detail as the Required Holders deem acceptable, and (c) determined in accordance with GAAP, and which relate to:

                           (a) employee terminations, equipment sales, operating lease termination expenses, and real estate lease terminations (including related clean-up and moving charges) which, in the aggregate do not exceed $29,000,000, provided that, cash payments in connection with the items under this clause (a), may not, in the aggregate, exceed $20,000,000,

                           (b) accounts receivable, notes receivable, retainage, costs and earnings in excess of billing, and other amounts which (i) are either (A) set out in the consolidated balance sheet of the Company and its Subsidiaries for the fiscal quarter ended June 30, 2002 as net of allowances or (B) disclosed in writing to the Required Holders in a letter

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT
                  dated December 20, 2002 or (ii) relate to the contractual obligations of Company or its Subsidiaries existing on June 30, 2002 as disclosed in writing to the Required Holders on August 12, 2002, and which have been reserved as doubtful for collection, provided that, such amounts may not, in the aggregate, exceed $77,000,000,

                           (c) the proxy contest with Utilicorp, and which do not, in the aggregate, exceed $13,000,000, and

                           (d) advisory, legal, and bank fees and expenses in connection with the negotiation, execution and delivery of the Eighth Amendment to the Bank Credit Agreement and Amendment No. 1 and related third party due diligence conducted in connection therewith, and which do not, in the aggregate, exceed $4,100,000, (ii) advisory and legal expenses (including any investment banker, finder or placement fee) in connection with the negotiation, execution and delivery of the Ninth Amendment to the Bank Credit Agreement, Amendment No. 2 and the First Reserve Funding, which do not, in the aggregate, exceed $4,400,000, (iii) all amendment fees paid to the agent and the lenders under the Bank Credit Agreement and the Noteholders and all other out-of-pocket fees paid by the Company as a condition to the closing of the Ninth Amendment to the Bank Credit Agreement and Amendment No. 2, and (iv) non-cash expenses related to prior financing transaction costs and expenses which have been capitalized and are required to be expensed in accordance with GAAP."

         5.15 Schedule B of the Existing Note Purchase Agreement is hereby amended by adding the following definitions to read in their entirety as follows:

                  ""AMENDMENT NO. 2" means that certain Amendment No. 2 to this Note Purchase Agreement, dated as of December 20, 2002.

                  "FAS 144" means SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" promulgated by the Financial Accounting Standards Board in August 2001."

                  "FIRST RESERVE FUNDING" means the purchase, by First Reserve Fund IX, L.P., of shares of the Company's capital stock on or about December 27, 2002 for an aggregate purchase price of approximately $72,900,000.

                  "SECOND AMENDMENT EFFECTIVE DATE" means December 20, 2002.

                  "STOCK COMPENSATION PROGRAM" means that employee compensation program as in effect on December 20, 2002 as well as any successor program thereto providing for similar benefits.

                  "STOCK OPTION PLAN" means that stock option plan as in effect on December 20, 2002 as well as any successor plan thereto providing for similar benefits.

         5.16 Schedule B of the Existing Note Purchase Agreement is hereby amended to delete the definition of "Modified Make Whole Amount".

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

SECTION 6.        EFFECT OF AMENDMENT.

         Except as expressly provided in this Amendment, the Existing Note Purchase Agreement shall remain in full force and effect, without modification or amendment. This Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and the holders from time to time of the Notes.

SECTION 7.        DUPLICATE ORIGINALS; EXECUTION IN COUNTERPART.

         Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by the Company and each of the Noteholders (subject to Section 3 hereof) each as a party to this Amendment, and each set of counterparts which, collectively, show execution by each such party to this Amendment shall constitute one duplicate original.

SECTION 8.        GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, NEW YORK LAW WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 9.        RELEASE.

                  (a) The Company and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Noteholders and all respective affiliates and subsidiaries of the Noteholders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Company or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Existing Note Purchase Agreement, the Notes or the Security Documents or the enforcement or attempted enforcement by the Noteholders of rights, remedies or recourses related thereto.

                  (b) The Company and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Existing Note Purchase Agreement, the Notes or the Security Documents.

                  (c) The agreements of the Company and each Guarantor set forth in this Section 9 shall survive termination of this Amendment, the Existing Note Purchase Agreement, the Notes and the Security Documents.

QUANTA SERVICES, INC.                 AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

UNUM LIFE INSURANCE COMPANY OF AMERICA

By: Provident Investment Management, LLC, its Agent

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  Ben Vance
      Title: Assistant Vice President

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

COLONIAL LIFE & ACCIDENT INSURANCE COMPANY

By: Provident Investment Management, LLC, its Agent

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  Ben Vance
      Title: Assistant Vice President

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

ALLSTATE LIFE INSURANCE COMPANY

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  RHONDA L. HOPPS
      Title:

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  JERRY D. ZINKULA
      Title:

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

AMERICAN HERITAGE LIFE INSURANCE COMPANY

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  RHONDA L. HOPPS
      Title:

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  JERRY D. ZINKULA
      Title:

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

THE TRAVELERS INSURANCE COMPANY, FOR ITSELF
AND TWO OF ITS SEPARATE ACCOUNTS

By: /s/ Robert M. Mills
    ---------------------------
      Name:  Robert M. Mills
      Title: Investment Officer

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: David L. Babson and Company
    Incorporated, as Investment Advisor

By: /s/ Richard C. Morrison
    ---------------------------
      Name:  RICHARD C. MORRISON
      Title: MANAGING DIRECTOR

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

C.M. LIFE INSURANCE COMPANY

By: David L. Babson and Company
    Incorporated, as Investment Advisor

By: /s/ Richard C. Morrison
    ---------------------------
      Name:  RICHARD C. MORRISON
      Title: MANAGING DIRECTOR

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: New York Life Investment Management LLC, its Investment Manager

 By: /s/ [ILLEGIBLE]
     ---------------------------
      Name:  A. Post Howland [ILLEGIBLE]
      Title: Investment Vice President 10/29/02

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

PHOENIX LIFE INSURANCE COMPANY

  By: /s/ Christopher M. Wilkos
      ---------------------------
       Name:  Christopher M. Wilkos
       Title: Senior Vice President

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

UNITED OF OMAHA LIFE INSURANCE COMPANY

  By: /s/ [ILLEGIBLE]
      ---------------------------
        Name:  Edwin H. Garrison, Jr.
        Title: First Vice President

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

COMPANION LIFE INSURANCE COMPANY

  By: /s/ [ILLEGIBLE]
      ---------------------------
        Name:  Edwin H. Garrison, Jr.
        Title: Authorised Representative

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

AMERICAN FIDELITY ASSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ David Land
    ---------------------------
      Name:  David Land
      Title: Vice President

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

MINNESOTA LIFE INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ David Land
    ---------------------------
      Name:  David Land
      Title: Vice President

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

PROTECTIVE LIFE INSURANCE COMPANY

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  Richard J. Braden
      Title: Chief Investment Officer

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

MTL INSURANCE COMPANY

By: Advantus Capital Management, Inc.

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  SEAN M. O'CONNELL, VICE PRESIDENT
      Title:

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

UNITY MUTUAL LIFE INSURANCE COMPANY - ANNUITY PORTFOLIO

By: Advantus Capital Management, Inc.

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  SEAN M. O'CONNELL, VICE PRESIDENT
      Title:

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  CAROL ROSERTSON, CFA
      Title: PORTFOLIO MANAGER, FIXED INCOME

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

MODERN WOODMEN OF AMERICA

By: /s/ Michael E. Dau
    ---------------------------
      Name:  Michael E. Dau
      Title: Manager Securities Division

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

GREAT WEST LIFE & ANNUITY INSURANCE COMPANY

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  WAYNE T. HOFFMANN
      Title: Senior Vice President
             Investments

By: /s/ Tad Anderson
    ---------------------------
      Name:  TAD ANDERSON
      Title: Manager Investments

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

AMERICAN UNITED LIFE INSURANCE COMPANY

By: /s/ Christopher D. Pahlke
    ---------------------------
      Name:  Christopher D. Pahlke
      Title: Vice President Private Placements

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

PIONEER MUTUAL LIFE INSURANCE COMPANY

By Its Agents: American United Life Insurance Company

By: /s/ Christopher D. Pahlke
    ---------------------------
      Name:  Christopher D. Pahlke
      Title: Vice President Private Placements

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

THE STATE LIFE INSURANCE COMPANY

By Its Agent: American United Life Insurance Company

By: /s/ Christopher D. Pahlke
    ---------------------------
      Name:  Christopher D. Pahlke
      Title: Vice President Private Placements

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  Ellen I. Whittaker
      Title: Director

          Signature Page to Amendment No. 2 to Note Purchase Agreement

         IN WITNESS WHEREOF, the Company and the Noteholders have executed this Amendment as of the date first above written.

                                            QUANTA SERVICES, INC.

                                            By: /s/ James H. Haddox
                                                --------------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

ACCEPTED AND AGREED TO:

SECURITY FINANCIAL LIFE INSURANCE CO.

By: /s/ [ILLEGIBLE]
    ---------------------------
      Name:  Kevin W. Hammond
      Title: Vice President
             Chief Investment Officer

          Signature Page to Amendment No. 2 to Note Purchase Agreement

                                     ANNEX 1

Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, MA 01111

C.M. Life Insurance Company
1295 State Street
Springfield, MA 01111

United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175

Companion Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN 55101

American Fidelity Assurance Company
400 Robert Street North
St. Paul, MN 55101

MTL Insurance Company
400 Robert Street North
St. Paul, MN 55101

Unity Mutual Life Insurance Company - Annuity Portfolio
400 Robert Street North
St. Paul, MN 55101

Protective Life Insurance Company
P.O. Box 2606
Birmingham, AL 35202

Allstate Life Insurance Company
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127

American Heritage Life Insurance Company
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127

Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213

The Travelers Insurance Company
242 Trumbull Street
P.O. Box 150449
Hartford, CT 06115-0419

The Travelers Insurance Company, for two of it's Separate Accounts 242 Trumbull Street
P.O. Box 150449
Hartford, CT 06115-0419

New York Life Insurance and Annuity Corporation
51 Madison Avenue
New York, NY 10010-1603

Thrivent Financial for Lutherans
625 Fourth Avenue South
Minneapolis, MN 55415-1624

Great-West Life & Annuity Insurance Company
8515 East Orchard Road, 3rd Floor, Tower 2
Englewood, CO 80111

Modern Woodmen of America
1701 First Avenue
Rock Island, IL 61201

The Guardian Life Insurance Company of America
700 South Street
Pittsfield, MA 01201

Colonial Life & Accident Insurance Company
One Fountain Square
Chattanooga, TN 37402

Unum Life Insurance Company of America
One Fountain Square
Chattanooga, TN 37402

Phoenix Life Insurance Company
56 Prospect Street
Hartford, CT 06115-0480

American United Life Insurance Company
One American Square
Indianapolis, IN 46206

Pioneer Mutual Life Insurance Company
One American Square
Indianapolis, IN 46206

The State Life Insurance Company
One American Square
Indianapolis, IN 46206

Security Financial Life Insurance Co.
200 Centennial Mall North
Lincoln, NE 68508

                                                                    ATTACHMENT A

                              CONSENT OF GUARANTORS

         The undersigned Guarantors, as party to the Guaranty Agreement dated as of March 1, 2000, hereby consent to the foregoing Amendment dated as of even date herewith, to which this consent is attached, and confirm that the Guaranty Agreement remains in full force and effect after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Guaranty Agreement.

Dated as of December 20, 2002

                              GUARANTORS:

                              ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION ALLTECK LINE CONTRACTORS (USA), INC.
                              ARBY CONSTRUCTION, INC.
                              AUSTIN TRENCHER, INC.
                              BRADFORD BROTHERS, INC.
                              CCLC, INC.
                              COMMUNICATION MANPOWER, INC.
                              COMPUTAPOLE, INC.
                              CONTI COMMUNICATIONS, INC.
                              CROCE ELECTRIC COMPANY, INC.
                              CROWN FIBER COMMUNICATIONS, INC.
                              DILLARD SMITH CONSTRUCTION COMPANY
                              DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                              ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED FIVE POINTS CONSTRUCTION CO.
                              GLOBAL ENERCOM MANAGEMENT, INC.
                              GOLDEN STATE UTILITY CO.
                              H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                              HAINES CONSTRUCTION COMPANY
                              INTERMOUNTAIN ELECTRIC, INC.
                              IRBY CONSTRUCTION COMPANY
                              LINE EQUIPMENT SALES CO., INC.
                              MANUEL BROS., INC.
                              MEARS GROUP, INC.
                              MEJIA PERSONNEL SERVICES, INC.
                              METRO UNDERGROUND SERVICES, INC.
                              MUSTANG LINE CONTRACTORS, INC.
                              NETWORK ELECTRIC COMPANY
                              NORTH PACIFIC CONSTRUCTION CO., INC.
                              NORTH SKY COMMUNICATIONS, INC.
                              NORTHERN LINE LAYERS, INC.
                              PAR ELECTRICAL CONTRACTORS, INC.
                              PARKSIDE SITE & UTILITY COMPANY CORPORATION

                              PARKSIDE UTILITY CONSTRUCTION CORP.
                              P.D.G. ELECTRIC COMPANY
                              POTELCO, INC.
                              PROFESSIONAL TELECONCEPTS, INC. (IL)
                              PROFESSIONAL TELECONCEPTS, INC. (NY)
                              PWR FINANCIAL COMPANY
                              QPC, INC.
                              QSI, INC.
                              QUANTA HOLDINGS, INC.
                              QUANTA XXXI ACQUISITION, INC.
                              QUANTA LI ACQUISITION, INC.
                              QUANTA LIV ACQUISITION, INC.
                              QUANTA LVII ACQUISITION, INC.
                              QUANTA LVIII ACQUISITION, INC.
                              QUANTA LIX ACQUISITION, INC.
                              QUANTA LX ACQUISITION, INC.
                              QUANTA LXI ACQUISITION, INC.
                              QUANTA LXII ACQUISITION, INC.
                              QUANTA LXIII ACQUISITION, INC.
                              QUANTA LXIV ACQUISITION, INC.
                              QUANTA LXV ACQUISITION, INC.
                              QUANTA LXVI ACQUISITION, INC.
                              QUANTA LXVII ACQUISITION, INC.
                              QUANTA LXVIII ACQUISITION, INC.
                              QUANTA LXIX ACQUISITION, INC.
                              QUANTA LXX ACQUISITION, INC.
                              QUANTA LXXI ACQUISITION, INC.
                              QUANTA LXXII ACQUISITION, INC.
                              QUANTA LXXIII ACQUISITION, INC.
                              QUANTA UTILITY INSTALLATION CO., INC.
                              R.A. WAFFENSMITH & CO., INC.
                              RANGER FIELD SERVICES, INC.
                              SOUTHEAST PIPELINE CONSTRUCTION, INC.
                              SOUTHWEST TRENCHING COMPANY, INC.
                              SOUTHWESTERN COMMUNICATIONS, INC.
                              SPALJ CONSTRUCTION COMPANY
                              SPECIALTY DRILLING TECHNOLOGY, INC.
                              SUMTER UTILITIES, INC.
                              THE RYAN COMPANY, INC.
                              TOM ALLEN CONSTRUCTION COMPANY
                              TRANS TECH ACQUISITION, INC.
                              TRAWICK CONSTRUCTION COMPANY, INC.
                              TTGP, INC.
                              TTLP, INC.
                              TTM, INC.
                              TXLP, INC.
                              UNDERGROUND CONSTRUCTION CO., INC.
                              UTILCO, INC.
                              VCI TELECOM, INC.
                              W.C. COMMUNICATIONS, INC.

                              W.H.O.M. CORPORATION

                              By: /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: President or Vice-President of
                                        each Guarantor

                                 QDE LLC
                                 QUANTA DELAWARE, INC.
                                 QUANTA ASSET MANAGEMENT LLC

                              By: /s/ Linda Bubacz
                                 -------------------------------------
                                 Name:  Linda Bubacz
                                 Title: President

                              BROWN ENGINEERING, LLC

                              By: Ranger Field Services, Inc., Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              COAST TO COAST, LLC

                              By: Environmental Professional Associates,
                              Limited, Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              DOT 05, LLC
                              TJADER, L.L.C.
                              OKAY CONSTRUCTION COMPANY, LLC

                              By: Spalj Construction Company, Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              LAKE NORMAN PIPELINE, LLC

                              By: Bradford Brothers, Inc., Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              MEARS/CPG, LLC
                              MEARS ENGINEERING, LLC
                              MEARS/HDD, LLC
                              MEARS SERVICES, LLC

                              By: Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              S.K.S. PIPELINERS, LLC

                              By: Arby Construction, Inc., Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              TNS-VA, LLC

                              By: Professional Teleconcepts, Inc. (NY),
                              Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              LINECO LEASING, LLC

                              By: Mustang Line Contractors, Inc., Its Sole
                              Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              AIRLAN TELECOM SERVICES, L.P.
                              NORTH HOUSTON POLE LINE, L.P.
                              LINDSEY ELECTRIC, L.P.
                              DIGCO UTILITY CONSTRUCTION, L.P.

                              By: Mejia Personnel Services, Inc., Its General Partner

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                              QUANTA ASSOCIATES, L.P.

                              By: QSI, Inc., Its General Partner

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              TRANS TECH ELECTRIC, L.P.

                              By: TTGP, Inc., Its General Partner

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              PWR NETWORK, LLC

                              By: PWR Financial Company, Its Sole Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              Q RESOURCES, LLC

                              By: Quanta Holdings, Inc., Its Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              QUANTA RECEIVABLES, L.P.

                              By: PWR Network, LLC, Its General Partner

                                 By: PWR Financial Company, Its Sole Member

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President

                              TOTAL QUALITY MANAGEMENT SERVICES, LLC

                              By: Environmental Professional Associates, Ltd.

                              By:  /s/ Dana Gordon
                                 -------------------------------------
                                 Name:  Dana Gordon
                                 Title: Vice President